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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               ___________________

Date of report (Date of earliest event reported)  June 29, 2009

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
             (Exact Name of the Registrant as Specified in Charter)

Nevada                             000-51859                         98-0372780
(State or Other Jurisdiction      (Commission                     (IRS Employer
of Incorporation)                 File Number)              Identification No.)

             1077 Business Center Circle, Newbury Park, California  91320
               (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code  (805) 480-1994

                               Not Applicable.
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01      Entry into a Material Definitive Agreement.

On June 29, 2009, Electronic Sensor Technology, Inc. (the "Registrant") entered into a letter agreement with Midsummer Investment, Ltd. ("Midsummer") and Islandia L.P. ("Islandia"), pursuant to which, the Registrant agreed to issue 3,899,030 shares of common stock of the Registrant, par value $0.001 ("Common Stock"), to Midsummer and 2,166,128 shares of Common Stock to Islandia in exchange for the termination and cancellation of the Warrants issued by the Registrant to each of Midsummer and Islandia on December 7, 2005. The letter agreement also provides for the termination of all existing agreements among the Registrant, Midsummer and Islandia, as more fully described in Item 1.02 hereto and which description is hereby incorporated by reference in this Item 1.01.

A copy of the letter agreement among the Registrant, Midsummer and Islandia is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02      Termination of a Material Definitive Agreement.

Pursuant to the terms of the letter agreement among the Registrant, Midsummer and Islandia, as more fully described in Item 1.01 hereto and which description is hereby incorporated by reference in this Item 1.02, upon the issuances of the shares of Common Stock to Midsummer and Islandia all existing agreements among the Registrant, Midsummer and Islandia shall be terminated.

Item 3.02      Unregistered Sales of Equity Securities.

The issuances of the shares of Common Stock to Midsummer and Islandia will be unregistered. Such issuances will be made in reliance upon the exemption set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, on the basis that the exchange offer constituted an exchange with the Registrant's existing shareholders and no commission or other remuneration was paid or given directly or indirectly to any party for soliciting such exchange.

The disclosures in Item 1.01 hereto are incorporated into this Item 3.02 by reference.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.    Description

10.1 Letter agreement dated June 29, 2009, among the Registrant, Midsummer and Islandia.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ELECTRONIC SENSOR TECHNOLOGY, INC.

Date: July 2, 2009                          By: /s/ Philip Yee
                                                -------------------------------
                                                Name:  Philip Yee
                                                Title: Secretary, Treasurer and
                                                       Chief Financial Officer